                                                                [CONFORMED COPY]

                                AMENDMENT NO. 5

          AMENDMENT NO. 5 dated as of August 10, 2000, between POLYMER GROUP, INC. ("PGI"); each of the other "Borrowers" identified under the caption "BORROWERS" on the signature pages hereto; each of the Domestic Non-Borrower Guarantors identified under the caption "DOMESTIC NON-BORROWER GUARANTORS" on the signature pages hereto; each of the lenders identified under the caption "LENDERS" on the signature pages hereto (the "Lenders"); and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

          PGI, the other Borrowers, the Domestic Non-Borrower Guarantors, the Lenders referred to and the Administrative Agent are parties to a Second Amended, Restated and Consolidated Credit Agreement dated as of July 3, 1997 (as heretofore amended, the "Credit Agreement"), providing for the Lenders to extend credit (by way of revolving credit loans, term loans and letters of credit) to the Borrowers in U.S. Dollars and in certain Alternative Currencies in an aggregate amount at any time not exceeding U.S. $600,000,000. The parties hereto desire to amend the Credit Agreement to amend the definition of Applicable Margin, the Leverage Ratio and the Fixed Charges Ratio and to amend the Credit Agreement in certain other respects. Accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement.

          Section 2.  Amendments.  Subject to the conditions specified in
Section 4 hereof, the Credit Agreement shall be amended as follows:

          Section 2.01. General. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          Section 2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions and inserting the same in the appropriate alphabetical locations, as follows:

          "Amendment No. 5 Effective Date" shall mean the date on which Amendment No. 5 shall have been executed and delivered by all parties thereto and all other conditions to the effectiveness of such amendment shall have been satisfied.

          "Leverage Ratio" shall mean, as at any date, the ratio of Indebtedness of PGI and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP, provided, however, that the aggregate outstanding face or principal amount of all Transferred Assets in connection with any Permitted Receivables Financing shall be deemed for purposes of this definition to be Indebtedness of PGI and

                                Amendment No. 5
                                ---------------
     its Restricted Subsidiaries) on such date to EBITDA for the period of four fiscal quarters ending on or most recently ended prior to such date.

          "Permitted Receivables Financing" shall mean any transaction involving one or more sales or other conveyances by PGI and/or any Restricted Subsidiary of any accounts receivable (together with certain related property relating thereto and the right to collections thereon, the "Transferred Assets") to a Subsidiary or Affiliate of PGI or a Restricted Subsidiary (with respect to any such transaction a "Receivables Financing SPC"), which Receivables Financing SPC either (x) sells (as determined in accordance with GAAP) such Transferred Assets (or undivided interests therein) to any Person that is not a Subsidiary or Affiliate of PGI or a Restricted Subsidiary (with respect to any such transaction, a "Receivables Financier"), (y) borrows from such Receivables Financier and secures such borrowings by a pledge of such Transferred Assets and/or (z) otherwise finances its acquisition of such Transferred Assets, and, in connection therewith, conveys an interest in such Transferred Assets to the Receivables Financier, provided that (i) no such transaction shall involve any recourse to PGI or any Restricted Subsidiary (other than the Receivables Financing SPC) for any reason other than (A) repurchases of non-eligible receivables, (B) indemnifications for losses, other than credit losses related to the receivables transferred in such financing, and
     (C) payment of costs, fees, expenses and indemnities relating to such receivables financing, (ii) no such transaction shall include any Guarantee by PGI or any Restricted Subsidiary, it being understood that payment by PGI or any Restricted Subsidiary of any amount of the type described in the immediately preceding clause (i) which is owing by it to the Receivables Financing SPC shall not be deemed to be a Guarantee and (iii) the Administrative Agent shall be reasonably satisfied that the structure of and the terms of any such transaction, including any applicable discount at which receivables are sold to the Receivables Financier and any termination events, shall be (in the good faith understanding of the Administrative Agent) consistent with those prevailing in the market for similar transactions or shall otherwise be reasonably acceptable to the Administrative Agent.

          "Redemption Payment" shall mean, collectively, (i) any payment or other distribution on account of the purchase, redemption, retirement or other acquisition of any shares of any class of stock of PGI and its Restricted Subsidiaries and (ii) any purchase, redemption, retirement or other acquisition for value of, or the setting apart of any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or the voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, but excluding (x) the refinancing of the Senior Subordinated Notes to the extent permitted by Section 9.07(h) hereof and (y) regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the Senior Subordinated Debt Documents, the Future Refinancing Debt Documents or the Subordinated Acquisition Debt Documents, as the case may be.

          "Senior Indebtedness" shall mean all Indebtedness of PGI and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP, provided, however, that the aggregate outstanding face or principal amount of all Transferred Assets in connection with any Permitted Receivables Financing shall be


                                Amendment No. 5
                                ---------------
     deemed for purposes of this definition to be Indebtedness of PGI and its Restricted Subsidiaries), other than Subordinated Indebtedness.

          Section 2.03.  Revisions to Existing Definition.
                         --------------------------------

          (a) The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement shall be amended by deleting the first sentence (including the grid) in its entirety and replacing it with the following:

          "Applicable Margin" shall mean with respect to Eurocurrency Revolving Credit Loans, Base Rate Revolving Credit Loans, Canadian Base Rate Loans, letter of credit fees (as such term is used in Section 2.03(g) hereof), commitment fees (as such term is used in Section 2.05 hereof), Eurocurrency Term B Loans, Base Rate Term B Loans, Eurocurrency Term B-1 Loans, Base Rate Term B-1 Loans, Eurocurrency Term C Loans and Base Rate Term C Loans during any Accrual Period (as defined below), the respective rates set forth below for such Loans of such Class and Type and such fees for such Accrual Period, which rates shall be based upon the Leverage Ratio for such Accrual Period:

                              Base Rate
                              Revolving
                               Credit
                              Loans and                              Eurocurrency     Base Rate
              Eurocurrency    Canadian      Letter                    Term B and      Term B and                  Base Rate
Leverage       Revolving      Base Rate       Of        Commitment     Term B-1        Term B-1    Eurocurrency     Term C
 Ratio        Credit Loans      Loans     Credit Fees      Fees          Loans           Loans     Term C Loans      Loans
----------------------------------------------------------------------------------------------------------------------------
Greater
 than or
Equal to
 5.50           3.00%          2.00%         3.00%         0.50%           3.50%        2.50%           3.75%        2.75%
----------------------------------------------------------------------------------------------------------------------------

Less than
 5.50           2.75%          1.75%         2.75%         0.50%           3.25%        2.25%           3.50%        2.50%
----------------------------------------------------------------------------------------------------------------------------

          (b) The definition of "Applicable Margin" shall be further amended by deleting the last paragraph in its entirety and replacing it with the following:

          "Anything in this Agreement to the contrary notwithstanding, the Applicable Margin shall be the highest applicable rate provided for above (i.e., 3.00% for Eurocurrency Revolving Credit Loans, 2.00% for Base Rate Revolving Credit Loans and Canadian Base Rate Loans, 3.00% for letter of credit fees, 0.50% for commitment fees, 3.50% for Eurocurrency Term B Loans and Eurocurrency Term B-1 Loans, 2.50% for Base Rate Term B Loans and Base Rate Term B-1 Loans, 3.75% for Eurocurrency Term C Loans and 2.75% for Base Rate Term C Loans) (i) during any period when an Event of Default shall have occurred and be continuing or (ii) if the Obligors shall default in the delivery of any financial statements pursuant to Section 9.01(a) or 9.01(b) hereof, or in the delivery of the certificate of a senior financial officer pursuant to Section 9.05(d)(iv)(z)."


                                Amendment No. 5
                                ---------------

          Section 2.04. Changes of Commitments. Section 2.04(a) of the Credit shall be amended to read in its entirety as follows:

          "(a) The aggregate amount of the Facility A and Facility B Revolving Credit Commitments shall be automatically reduced to zero on the Revolving Credit Termination Date. The Term B Loan Commitments shall be automatically terminated on the earlier of (i) the Term B Loan Closing Date (following the making of the loans under Section 2.01(c) hereof to be made on such
     Date) and (ii) the Term B Loan Commitment Termination Date. The Term B-1 Loan Commitments shall be automatically terminated on the Term B-1 Loan Closing Date (following the making of the loans under Section 2.01(d) hereof to be made on such Date). The Term C Loan Commitments shall be automatically terminated on the Term C Loan Closing Date (following the making of the loans under Section 2.01(e) hereof to be made on such Date) or, if the Term C Loan Closing Date does not occur prior to the Term C Loan Commitment Termination Date, on the Term C Loan Commitment Termination Date.

          The aggregate amount of the Facility A Revolving Credit Commitments shall be automatically reduced on each Reduction Date set forth below by the amount set forth opposite the Reduction Date set forth below (or such lesser amount as will bring the Facility A Revolving Credit Commitments to zero):

                                                      Amount of
                                              Facility A Revolving Credit
               Reduction Date                    Commitment Reduction
               --------------                 ---------------------------
              December 20, 2001                    U.S. $25,000,000
              June 20, 2002                        U.S. $25,000,000
              December 20, 2002                    U.S. $25,000,000

    Upon any such reduction, PGI shall make any necessary prepayments in order that the aggregate outstanding principal amount of the Facility A Revolving Credit Loans shall not exceed the then-outstanding amount of the Facility A Revolving Credit Commitments, such prepayments to be applied first to Facility A Revolving Credit Loans denominated in U.S. Dollars, and second to Facility A Revolving Credit Loans denominated in Dutch Guilders."

          Section 2.05. Prohibition of Fundamental Changes. Section 9.05 of the Credit Agreement shall be amended by deleting the word "and" at the end of paragraph (d)(iii) thereof, adding the word "and" to the end of paragraph
(d)(iv)(z) thereof and amending preamble to paragraph (iv) thereof to read in its entirety as follows:

          "(iv) at any time on and after the last day of the first fiscal quarter of 2002, PGI or any of its Restricted Subsidiaries may make any Acquisition, so long as"

                                Amendment No. 5
                                ---------------

          Section 2.06. Prohibition of Fundamental Changes. Section 9.05(d) of the Credit Agreement shall be amended by adding the following paragraphs (v) and (vi) thereof to read in their entirety as follows:

          "(v) at any time during the period from and after the Amendment No. 5 Effective Date to but excluding the last day of the first fiscal quarter of 2002, PGI or any of its Restricted Subsidiaries may any Acquisition so long as the aggregate amount of consideration paid in respect of all such Acquisitions does not exceed $10,000,000; and

          (vi) nothing in this Section 9.05 shall prohibit the transfer, sale or other conveyance of accounts receivable and related property by PGI or any of its Restricted Subsidiaries pursuant to a Permitted Receivables Financing, provided that the aggregate consideration received by a Receivables Financing SPC (as such term is defined in the definition of Permitted Receivables Financing in Section 1.01 hereof) in respect of all such Permitted Receivables Financings shall not exceed $100,000,000, provided further that all such consideration shall, upon receipt, be applied towards the prepayment of the Term C Loans, Term B-1 Loans, Term B Loans and Revolving Credit Loans (and Letter of Credit Liabilities) and the reduction of the Revolving Credit Commitments pro rata in accordance with the respective then outstanding aggregate principal amounts of Term C Loans, Term B-1 Loans, Term B Loans and Revolving Credit Commitments in the manner specified in Section 2.10(e) hereof."

          Section 2.07. Limitation on Liens. Section 9.06 of the Credit Agreement shall be amended by deleting the word "and" at the end of paragraph
(j) thereof, adding the word "and" to the end of paragraph (k) thereof and adding the following new paragraph (l) to read in its entirety as follows:

          "(l) Liens created or granted in favor of a Receivables Financing SPC or Receivables Financier (as such terms are defined in the definition of Permitted Receivables Financing in Section 1.01 hereof) in connection with a Permitted Receivables Financing permitted by Section 9.05(d)(vi) hereof but only to the extent that any such Lien relates to the applicable receivables and related property (or undivided interests therein) actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such financing."

          Section 2.08. Restricted Payments. Section 9.09 of the Credit Agreement shall be amended by deleting the final paragraph thereof and replacing it in its entirety with the following:

          "Notwithstanding the foregoing, (a) PGI may make cash payments to officers and employees in respect of shares of stock (or options therefor) granted to such officers and employees upon the termination of employment of such officer or employee (so long as the aggregate amount thereof paid in any single fiscal year shall not exceed U.S. $750,000) (and such cash payments shall not be included in determining the amount of Restricted Payments permitted above) and (b) no Obligor will, nor will it permit any of its Restricted Subsidiaries to make any Redemption Payment at any time during the period

                                Amendment No. 5
                                ---------------
     from and after the Amendment No. 5 Effective Date to but excluding the last day of the first fiscal quarter of 2002."

          Section 2.09. Leverage Ratio. Section 9.10(a) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(a) Leverage Ratio. PGI will not permit the Leverage Ratio to exceed the following respective ratios at the end of any fiscal quarter which falls within the following respective periods:

                 Period                                           Ratio
                 ------                                           -----

             From the Amendment No. 5 Effective Date
              through but excluding the last day
              of the fourth fiscal quarter in 2000               6.80 to 1

             From the last day of the fourth fiscal
              quarter in 2000 through but excluding the
              last day of the first fiscal quarter in 2001       6.85 to 1

             From the last day of the first fiscal
              quarter in 2001 through but excluding the
              last day of the second fiscal quarter in 2001      6.75 to 1

             From the last day of the second fiscal
              quarter in 2001 through but excluding the
              last day of the third fiscal quarter in 2001       6.25 to 1

             From the last day of the third fiscal
              quarter in 2001 through but excluding the
              last day of the fourth fiscal quarter in 2001      5.50 to 1

             From the last day of the fourth fiscal
              quarter in 2001 through but excluding the last
              day of the first fiscal quarter in 2002            5.00 to 1

             From the last day of the first fiscal
              quarter in 2002 through but excluding the last
              day of the first fiscal quarter in 2003            4.50 to 1

             From the last day of the first fiscal
              quarter in 2003 and at all times thereafter        4.25 to 1"

                                Amendment No. 5
                                ---------------

          Section 2.10. Fixed Charges Ratio. Section 9.10(c) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(c) Fixed Charges Ratio. PGI will not permit the Fixed Charges Ratio to be less than the following respective ratios at the end of any fiscal quarter which falls within the following respective periods:

             Period                                                Ratio
             ------                                                -----

             From the Amendment No. 5 Effective Date
              through but excluding the last day
               of the fourth fiscal quarter in 2000              1.10 to 1

             From the last day of the fourth fiscal
              quarter in 2000 through but excluding the
               last day of the first fiscal quarter in 2001      1.00 to 1

             From the last day of the first fiscal
              quarter in 2001 through but excluding the
               last day of the second fiscal quarter in 2001     0.55 to 1

             From the last day of the second fiscal
              quarter in 2001 through but excluding the
               last day of the third fiscal quarter in 2001      0.75 to 1

             From the last day of the third fiscal
              quarter in 2001 through but excluding the
               last day of the fourth fiscal quarter in 2001     1.10 to 1

             From the last day of the fourth fiscal
               quarter in 2001 through but excluding the last    1.30 to 1
                day of the first fiscal quarter in 2002

             From the last day of the first fiscal
               quarter in 2002 and at all times thereafter       1.40 to 1"

          Section 2.11. Capital Expenditures. Section 9 of the of the Credit Agreement shall be amended by adding the following Section 9.20 thereto to read in its entirety as follows:

          "9.20 Capital Expenditures. Notwithstanding anything to the contrary herein contained, PGI shall not permit the aggregate amount of Capital Expenditures made by PGI and its Restricted Subsidiaries to exceed $120,000,000 in fiscal year 2000 or $80,000,000 in fiscal year 2001. Within 30 days from the end of fiscal year 2000 and fiscal year 2001, PGI shall furnish to the Administrative Agent a certificate of a senior

                                Amendment No. 5
                                ---------------
    financial officer of PGI setting forth in reasonable detail the aggregate amount of Capital Expenditures spent by PGI and its Restricted Subsidiaries during the such respective fiscal year."

          Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Section 8 of the Credit Agreement as amended hereby are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" include reference to this Amendment No. 5 and to the Credit Agreement as amended hereby.

          Section 4. Conditions. This Amendment shall become effective as of August 10, 2000 (the "Effective Date") upon the satisfaction prior to such date of each of the following conditions precedent to effectiveness (each document referred to below to be in form and substance satisfactory to the Administrative Agent):

          Section 4.01 Execution. This Amendment No. 5 shall have been executed and delivered by each Obligor, by Lenders constituting the Majority Lenders under the Credit Agreement and by the Administrative Agent.

          Section 4.02 Corporate Documents. The Administrative Agent shall have received certified copies of the charter and by-laws (or equivalent documents) of each Group Member (or a certification by PGI that said documents have not been modified or amended since April 18, 2000) and of all documents evidencing corporate authority for each Group Member (including, without limitation, resolutions of their respective Boards of Directors and evidence of the incumbency of officers) with respect to the execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby.

          Section 4.03 Opinion of Counsel to the Group Members. The Administrative Agent shall have received an opinion, dated the Effective Date, of Kirkland & Ellis, special New York counsel to the Group Members, covering such matters relating hereto as the Administrative Agent may require (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and to the Administrative Agent).

          Section 4.04. Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including (i) such amendment, upfront and other fees as have been agreed to be paid in connection with the amendment of the Credit Agreement as contemplated hereby and (ii) to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment No. 5.

          Section 6. Information Updates. PGI affirms its intention that, during the period commencing on the date that this Amendment No. 5 shall become effective to but excluding the last day of the first fiscal quarter of 2002, it shall, at the request of the Administrative Agent or the Majority Lenders, participate in one telephone conference call per fiscal quarter in which it

                                Amendment No. 5
                                ---------------
shall provide to the Lenders an overview of, and an opportunity to ask any questions reasonably related to, its business and operations.

          Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.

                                Amendment No. 5
                                ---------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.

                                 THE BORROWERS
                                 -------------


POLYMER GROUP, INC.                     PGI NONWOVENS B.V.


By: /s/ Jerry Zucker                    By: /s/ Jerry Zucker
    ---------------------------             ------------------------------
    Title:  President                       Title:  President


CHICOPEE HOLDINGS B.V.                  FABRENE INC.



By: /s/ Jerry Zucker                    By: /s/ Jerry Zucker
    ---------------------------             ------------------------------
    Title: President                        Title: President


                       DOMESTIC NON-BORROWER GUARANTORS
                       --------------------------------


FIBERTECH GROUP, INC.                   CHICOPEE, INC.


By: /s/ Jerry Zucker                    By: /s/ Jerry Zucker
    ---------------------------             ------------------------------
    Title:                                  Title:


PGI POLYMER, INC.                       PGI EUROPE, INC.


By: /s/ Jerry Zucker                    By: /s/ Jerry Zucker
    ---------------------------             ------------------------------
    Title:                                  Title: Chairman, President and CEO


TECHNETICS GROUP, INC.                  FABRENE GROUP, L.L.C.


By: /s/ Jerry Zucker                    By: /s/ Jerry Zucker
    ---------------------------             ------------------------------
    Title:                                  Title:


                                Amendment No. 5
                                ---------------

FABRENE CORP.                           FIBERGOL CORPORATION


By: /s/ Jerry Zucker                    By: /s/ Jerry Zucker
    ---------------------------             ------------------------------
    Title:                                  Title:


FABRENE GROUP, INC.                     PNA CORP.


By: /s/ Jerry Zucker                    By: /s/ Jerry Zucker
    ---------------------------             ------------------------------
    Title: President                        Title: President


FNA POLYMER CORP.                       FABPRO ORIENTED POLYMERS, INC.


By: /s/ Jerry Zucker                    By: /s/ Jerry Zucker
    ---------------------------             ------------------------------
    Title: President                        Title: President

                                Amendment No. 5
                                ---------------

                                      -12

                                    LENDERS
                                    -------

THE CHASE MANHATTAN BANK              THE CHASE MANHATTAN
 as Lender and Administrative Agent    BANK OF CANADA

By: /s/ Peter Dedousis                By: /s/ Christine Chan
    ---------------------------           ------------------------------
    Title: Managing Director

                                      By: /s/ Drew McDonald
                                          ------------------------------



THE BANK OF NOVA SCOTIA               THE BANK OF NOVA SCOTIA,
                                       as Canadian Dollar Lender


By: /s/ William E. Zarrett            By:/s/ Judy McKay
    ---------------------------          ------------------------------
    Title: Managing Director             Title: Director


BHF (USA) CAPITAL CORPORATION         FIRST UNION NATIONAL BANK

By: /s/ Dana L. McDougall             By: /s/ David J.C. Sllander
    ---------------------------           ------------------------------
    Title: Vice President                 Title: Vice President

By: /s/ Aurelio Almonte
    -------------------
    Title: Associate

BALANCED HIGH YIELD FUND I LTD.,      BALANCED HIGH YIELD FUND II LTD.,
 By:  BHF (USA) Capital Corporation    By:  BHF (USA) Capital Corporation,
       acting as Attorney-in-Fact            acting as Attorney-in-Fact

By: /s/ Dana L. McDougall             By: /s/ Dana L. McDougall
    ---------------------------           ------------------------------
    Title: Vice President                 Title: Vice President

By: /s/ Aurelio Almonte               By: /s/ Aurelio Almonte
    ---------------------------           ------------------------------
    Title: Associate                      Title: Associate

                                Amendment No. 5
                                ---------------

CIBC INC.                               CREDIT INDUSTRIEL
                                         ET COMMERCIAL

By: /s/ Stephanie E. DeVane             By: /s/ Brian O'Leary
    ---------------------------             ------------------------------
    Title: Executive Director               Title: Vice President

                                        By: /s/ Marcus Edward
                                            ------------------------------
                                            Title: Vice President

WACHOVIA BANK, N.A.                     DG BANK DEUTSCHE
                                         GENOSSENSCHAFTSBANK AG

By: /s/ Donald E. Sellers, Jr.          By: /s/ Sabine Wendt
    ---------------------------             ------------------------------
    Title: Senior Vice President            Title: Vice President


                                        By: /s/ Lynne McCarthy
                                            ------------------------------
                                            Title: Vice President


MERITA BANK PLC.,                       NATIONAL CITY BANK
 NEW YORK BRANCH


By: /s/ Garry Weiss                     By: /s/ John Platek
    ---------------------------             ------------------------------
    Title: Vice President                   Title: Account Officer

By: /s/ Charles J. Lansdown
    ---------------------------
    Title: Senior Vice President

                                  Amendment No. 5
                                  ---------------

ERSTE BANK                              THE DAI-ICHI KANGYO
                                         BANK, LIMITED


By: /s/ Arcinee Hovanassian             By: /s/ Naoki Yamamori
    ------------------------------          --------------------------------
    Title: Vice President                   Title: Senior Vice President
                                                   Department Head
By: /s/ John S. Runnion
    -------------------
    Title: First Vice President


BANK ONE, NA (MAIN OFFICE               SEQUILS I, LTD.
CHICAGO)                                 By: TCW Advisors, Inc. as its
f.k.a. The First National Bank of            Collateral Manager
       Chicago


By: /s/ Steven P. Sullivan              By: /s/ Mark L. Gold
    ------------------------------          ------------------------------
    Title: Corporate Banking                Title: Managing Director
           Officer

                                        By: /s/ Jonathan R. Insull
                                            ------------------------------
                                            Title: Senior Vice President


DELANO COMPANY                          CAPTIVA IV FINANCE LTD.
 By: Pacific Investment Management       as advised by Pacific Investment
     Company as its investment           Management Company
     advisor



By: /s/ Mohan V. Phansalkar             By: /s/ John H. Cullinane
    ------------------------------          --------------------------------
    Title: Senior Vice President            Title: Director

                                Amendment No. 5
                                ---------------

ARCHIMEDES FUNDING II, LTD.             ING HIGH INCOME PRINCIPAL
By: ING Capital Advisors LLC            PRESERVATION FUND HOLDINGS, LDC
    as Collateral Manager               By: ING Capital Advisors LLC,
                                            as Investment Advisor


By: /s/ Richard Barger                  By: /s/ Richard Barger
    ------------------------------          ------------------------------
    Title: Vice President                   Title: Vice President


ARCHIMEDES FUNDING, L.L.C.
By: ING Capital Advisors LLC
    as Collateral Manager

By: /s/ Richard Barger
    ------------------------------
    Title: Vice President

MORGAN STANLEY DEAN WITTER              AVALON CAPITAL LTD.
PRIME INCOME TRUST                      By: INVESCO Senior Secured Management
                                            as Portfolio Advisor

By: /s/ Peter Gewirtz                   By:
    ------------------------------          ------------------------------
    Title: Vice President                   Title:

                                        By:
                                            ------------------------------
                                            Title:

PILGRIM PRIME RATE TRUST                VAN KAMPEN CLO I, LTD.
By: Pilgrim Investments, Inc.           By: Van Kampen Management Inc.
    as its Investment Manager               as Collateral Manager


By:                                     By: /s/ Darvin D. Pierce
    ------------------------------          ------------------------------
    Title:                                  Title: Vice President

                                Amendment No. 5
                                ---------------

                                      -16

SENIOR DEBT PORTFOLIO                   EATON VANCE  INSTITUTIONAL
By: Boston Management and Research      SENIOR LOAN FUND
    as Investment Advisor               By: Eaton Vance Management,
                                            as Investment Adviser

By: /s/ Payson F. Swaffield             By: /s/ Payson F. Swaffield
    ------------------------------          ------------------------------
    Title: Vice President                   Title: Vice President


EATON VANCE SENIOR INCOME TRUST         SRV - HIGHLAND, INC.
By: Eaton Vance Management,
    as Investment Adviser


By: /s/ Payson F. Swaffield             By: /s/ Ann E. Morris
    ------------------------------          ------------------------------
    Title: Vice President                   Title: Asst. Vice President


SUNTRUST BANK


By:
    ------------------------------
    Title:

By:
    ------------------------------
    Title:


ABN AMRO BANK, N.V.                     STAR BANK, N.A.


By: /s/ Thomas M. Toerpe                By:
    ------------------------------          ------------------------------
    Title: Vice President                   Title:

By: /s/ Laurie D. Flom
    ------------------------------
    Title: Group Vice President

                                Amendment No. 5
                                ---------------

CYPRESSTREE INVESTMENT FUND,            NORTH AMERICAN SENIOR
FLOATING
LLC                                      RATE FUND

By: Cypress Tree Investment Management  By: Cypress Tree Investment Management
    Company, Inc.,                          Company, Inc.,
    its Managing Member                     as Portfolio Manager


By: /s/ Jeffrey W. Heuer                By: /s/ Jeffrey W. Heuer
    --------------------                    --------------------
    Title: Principal                        Title: Principal


CYPRESSTREE INVESTMENT MANAGEMENT
COMPANY, INC.

As: Attorney-in-Fact and on behalf of
    First Allmerica Financial Life
    Insurance Company as Portfolio
    Manager


By: /s/ Jeffrey W. Heuer
    --------------------
    Title: Principal


CYPRESSTREE INVESTMENT PARTNERS         CYPRESSTREE SENIOR FLOATING
  II LTD.,                               RATE FUND

By: CypressTree Investment Management   By: CypressTree Investment Management
    Company, Inc.,                          Company, Inc.,
    as Portfolio Manager                    as Portfolio Manager

By: /s/ Jeffrey W. Heuer                By: /s/ Jeffrey W. Heuer
    --------------------                    --------------------
    Title: Principal                        Title: Principal

                                Amendment No. 5
                                ---------------

KZH CRESCENT LLC                        KZH CRESCENT-2 LLC



By: /s/ Peter Chin                      By: /s/ Peter Chin
    ------------------------------          ------------------------------
    Title: Authorized Agent                 Title: Authorized Agent


KZH CYPRESSTREE-1 LLC                   KZH ING-2 LLC


By: /s/ Peter Chin                      By: /s/ Peter Chin
    ------------------------------          ------------------------------
    Title: Authorized Agent                 Title: Authorized Agent


KZH SHOSHONE LLC                        KZH CRESCENT-3 LLC


By: /s/ Peter Chin                      By: /s/ Peter Chin
    ------------------------------          ------------------------------
    Title: Authorized Agent                 Title: Authorized Agent


BLACK DIAMOND CLO 2000-1 LTD.           STEIN ROE FLOATING RATE
LIMITED LIABILITY COMPANY

By: /s/ John H. Gullinane               By: /s/ James R. Fellows
    ------------------------------          ------------------------------
    Title: Director                         Title: Senior Vice President
                                                   Stein Roe & Farnham
                                                   Incorporated, as Advisor to
                                                   the Stein Roe Floating Rate
                                                   Limited Liability Company

                                Amendment No. 5
                                ---------------

OXFORD STRATEGIC INCOME FUND            SIGNATURE 4 LIMITED

By: Eaton Vance Management              By: John Hancock Life Insurance Company
    as Investment Advisor                   as Portfolio Advisor


By: /s/ Payson F. Swaffield             By: /s/ Stephen J. Blewitt
    ------------------------------          ------------------------------
    Title: Vice President                   Title: Managing Director

SEQUILS IV, LTD.                        BANK OF MONTREAL
By: TCW Advisors, Inc. as its
    Collateral Manager


By: /s/ Mark L. Gold                    By: /s/ Eric Scoffield
    ------------------------------          ------------------------------
    Title: Managing Director                Title: Vice President

By: /s/ Jonathan R. Insull
    ------------------------------

ROYALTON COMPANY                        PILGRIM CLO 1999-1 LTD.
By: Pacific Investment Management       By: Pilgrim Investments, Inc.
    Company as its Investment Advisor       as its investment manager


By: /s/ Mohan V. Phansalkar             By: /s/ Charles E. LeMieux
    ------------------------------          ------------------------------
    Title: Senior Vice President            Title: Vice President

                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK

                                        By: /s/ Eric Kochanowakl
                                            ------------------------------
                                            Title: Associate

                                Amendment No. 5
                                ---------------

ATHENA CDO, LIMITED                     MAPLEWOOD (CAYMAN) LIMITED
By: Pacific Investment Management       By: David L. Babson & Company Inc.
    Company as its Investment Advisor       under delegated authority from
                                            Massachusetts Mutual Life Insurance
                                            Company as Investment Manager

By: /s/ Mohan V. Phansalkar
    ------------------------------
    Title: Senior Vice President
                                        By: /s/ Mary Ann McCarthy
                                            ------------------------------
                                            Title: Managing Director

ARCHIMEDES FUNDING III, LTD.            MASSACHUSETTS MUTUAL LIFE
By: ING Capital Advisors LLC,           INSURANCE COMPANY
    as Collateral Manager               By: David L. Babson & Company Inc.
                                            as Investment Adviser

By: /s/ Richard Barger                  By: /s/ Mary Ann McCarthy
    ------------------------------          ------------------------------
    Title: Vice President                   Title: Managing Director

SWISS LIFE US RAINBOW LIMITED           FLOATING RATE PORTFOLIO

By: ING Capital Advisors LLC            By: INVESCO Senior Secured Management
    as Investment Advisor                   Inc. as attorney in fact


By: /s/ Richard Barger                  By: /s/ Joseph Rotondo
    ------------------------------          ------------------------------
    Title: Vice President                   Title: Authorized Signatory

OAK HILL SECURITIES FUND II, L.P.       CERES II FINANCE LTD.
By: Oak Hill Securities GenPar II, L.P. By: INVESCO Senior Secured Management,
    its General Partner                     Inc. as Sub-Managing Agent
                                            (Financial)

By: Oak Hill Securities MGP II, L.P.
    its General Partner                 By: /s/ Joseph Rotondo
                                            ------------------------------
                                            Title: Authorized Signatory
By: /s/ Scott D. Krase
    ------------------------------
    Title: Vice President

                                Amendment No.5
                                --------------

OCTAGON INVESTMENT PARTNERS II, LLC     OCTAGON INVESTMENT PARTNERS III, LTD.
By: Octagon Credit Investors, LLC       By: Octagon Credit Investors, LLC
    As sub-investment manager               as Portfolio Manager


By: /s/ Michael B. Nechamkin            By: /s/ Michael B. Nechamkin
    ------------------------------          ------------------------------
    Title: Portfolio Manager                Title: Portfolio Manager

OPPENHEIMER SENIOR FLOATING RATE
FUND

By: /s/ Robert Bishop
    ------------------------------
    Title Vice President:

HARBOURVIEW CDO II LTD.

By: /s/ Robert Bishop
    ------------------------------
    Title: Vice President

ELF FUNDING TRUST 1
Highland Capital Management, L.P.
As Collateral Manager

HIGHLAND LEGACY LIMITED, L.P.
Highland Capital Management, L.P.
As Collateral Manager

By: /s/ James Donero
    ------------------------------
    Title: President
           Highland Capital Management L.P.

                                Amendment No. 5
                                ---------------